UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

October 31, 2014

Absolute Return Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	5
Performance Chart	6
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	38
Fund Expenses	39
General Information	43
Tax Information	44
Privacy Notice	45
Additional Information	47

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

We are pleased to submit our first report for the First Eagle Absolute Return Fund. Consistent with our belief that the future is uncertain, we believe that balanced exposure to risk factors should produce sustainable long-term returns for investors across a variety of economic environments. The First Eagle Absolute Return Fund builds on the firm's strong legacy of benchmark agnostic, absolute return investing with a focus on downside protection. The goal of the Fund is to provide better investment outcomes for clients. Whether investors are seeking to improve risk diversification compared to a less balanced portfolio, mitigate the effects of severe drawdowns, or seeking an alternative to capital-weighted benchmarked strategies, we believe the Fund may help meet a variety of these needs. The Fund consists of three main complementary investment components: a core portfolio seeking to balance exposures and risk across and within asset classes, sectors, markets and macro environments; opportunistic trades which are often presented as a result of perceived market anomalies and inefficiencies; and tail risk hedging which attempts to generate gains and to mitigate downside risk during extreme negative market environments.

At First Eagle, we believe benchmark agnostic, globally flexible portfolios should produce the best results for clients over the long-term. The First Eagle Absolute Return Fund abides by these core tenets and offers clients a multi-asset solution for a changing investment landscape.

Sincerely,

John P. Arnhold
President

December 2014

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Management's Discussion of Fund Performance

The NAV of the Fund's Class A shares rose 0.90% since the inception of the Fund, which was May 14, 2014. For the same time period, the Barclays Global Aggregate Bond Index declined by 2.24% while the Citigroup 3-Month Treasury Bill Index rose by 0.02%.

The largest contributor to the performance of the Fund over the period was our barbelled bond/duration exposure represented by a 30-year Treasury bond and an Intermediate Aggregate Index total return swap. A bar-belled bond trade is represented by a combination of long-term and short-term bonds. This position accounted for 1.1 percentage points of this period's performance.

The largest detractor was our real return/commodity exposure represented by PowerShares DB Commodity Index Tracking Fund, an Exchange-Traded Fund. This position subtracted 1.3 percentage points from the Fund's performance.

Joel McKoan Portfolio Manager	Michael Ning Portfolio Manager

December 2014

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

The commentary represents the opinion of the Portfolio Management Team as of December 2014 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Performance Chart1

	One- Month	Three- Months	Inception Date 5/14/2014
First Eagle Absolute Return Fund
Class A without sales load	0.90%	0.40%	0.90%
with sales load	-4.18	-4.63	-4.18
Class C (FEXCX)	-0.10	-0.70	-0.40
Class I (FEXIX)	0.90	0.50	1.00
Barclays Capital Global Aggregate Bond Index	0.01	-2.24	-2.24
Citigroup 3-Month Treasury Bill Index	0.00	0.01	0.02

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns for Class A Shares "with sales charge" of First Eagle Absolute Return Fund give effect to the deduction of the maximum sales charge of 5.00%.

The returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Because the Fund is less than one year old, the return figures are not annualized and represent an aggregate total return for each period.

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Class I Shares of First Eagle Absolute Return Fund require $1mm minimum investment and are offered without sales charge.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	Class A	Class C	Class I
First Eagle Absolute Return Fund	2.64%	3.39%	2.39%

These are the Fund's operating expenses in the most recent prospectus prior to the application of fee waivers and/or expense reimbursements.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (including acquired fund fees and expenses, but excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses) of Class A, Class C and Class I shares do not exceed 1.35%, 2.10% and 1.10%, respectively, through the date that is one calendar year after the shares of the Fund are made available for purchase by the general public (the ''Fee Waiver and Expense Reimbursement Agreement''). The Fee Waiver and Expense Reimbursement Agreement may be terminated before its expiration only by a decision of the Board of Trustees. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, provided that

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Performance Chart

such recoupment would not cause the Fund to exceed the Fund's operating expense limit in effect at the time of either the recoupment (if any) or the waiver/reimbursement.

The expense ratios presented as of October 31, 2014 may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

The Fund's investment in fixed income instruments like bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds and other fixed income instruments are also subject to credit risk, in which the bond issuer may fail to pay interest or principal in a timely manner, or that changes in an issuer's credit rating or the market's negative perception of an issuer's ability to make such payments may cause the price of that bond to decline. The Fund may invest in debt instruments that are below investment grade, i.e., "junk bonds," which are considered speculative, and carry a higher risk of default.

Futures contracts, swap contracts or other "derivatives," including hedging strategies, present risks related to their significant price volatility and involve the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, including, for example, natural disasters or geopolitical turmoil.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

The Fund may invest in high yield instruments (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments may experience.

The market for lower-quality debt instruments, including junk bonds and levered loans, is generally less liquid than the market for higher-quality debt instruments. Certain swaps may also be less liquid. Holding less liquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell less liquid securities at its desired price or time.

The Fund may purchase instruments designed to mitigate tail event risk. These instruments involve a high degree of risk. With respect to securities or instruments the performance of which is related to the occurrence or non-occurrence of tail events "tail event instruments", the type, frequency and severity of the tail events are difficult to predict or model.

An "opportunistic" or event driven investment approach carries the risk that the event (sometimes called a catalyst) required to create value in a particular investment occurs later than expected, does not occur at all, or does not have the desired effect on the market price of investment.

Short selling may result in losses if the securities appreciate in value.

Many derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty's creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Transactions in some types of derivative transactions are required to be centrally cleared by a clearing house through a clearing member. In a transaction involving such "cleared derivatives," the Fund's counterparty is a clearing house, rather than a bank or broker. Clearing houses, like derivative counterparties, generally may have

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Performance Chart

broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements could expose the Fund to greater credit risk to the clearing house or other party holding margin for the Fund. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund's behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection.

The Fund may enter into credit default swap agreements as a "buyer" or "seller" of credit protection and the Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. Swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Interest rate swaps may also present credit or market risk due to unfavorable changes in the fluctuation of interest rates. Credit default swaps generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). As a "seller" of credit protection, the Fund generally is exposed to the risk of default or nonpayment on the part of underlying borrower, potentially to the full amount owed.

Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies the Fund invests in.

Futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. The net asset value of the Fund employing leverage of any kind will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

The Adviser may use quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties to assist in making investment and hedging decisions and to provide risk management insights. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks and any hedging based on faulty or incorrect information may prove to be unsuccessful. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the Fund's Statement of Additional Information. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

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First Eagle Absolute Return Fund

Fund Overview

Data as of October 31, 2014 (unauditied)

Investment Objective

The First Eagle Absolute Return Fund seeks long-term absolute returns.

Returns (%)			One- Month	Three- Months	Inception Date 5/14/2014
First Eagle Absolute Return Fund	Class A	without sales load	0.90	0.40	0.90
		with sales load	-4.18	-4.63	-4.18
Barclays Capital Global Aggregate Bond Index			0.01	-2.24	-2.24
Citigroup 3-Month Treasury Bill Index			0.00	0.01	0.02

The returns for Class A Shares "with sales charge" of First Eagle Absolute Return Fund give effect to the deduction of the maximum sales charge of 5.00%.

Because the Fund is less than one year old, the return figures are not annualized and represent an aggregate total return for each period.

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Asset Allocation* (%)

*  Asset Allocation percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

First Eagle Absolute Return Fund | Fund Overview

Growth of $10,000 Since Inception

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The Citigroup 3M Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills.

The Barclays Global Aggregate Bond Index measures global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers. One cannot invest directly in the index.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

First Eagle Absolute Return Fund | Schedule of Investments | Year Ended October 31, 2014

Shares	Description		Cost (Note 1)	Value (Note 1)
Exchange Traded Funds — 31.85%
83,000	PowerShares DB Commodity Index Tracking Fund (a)		$2,179,450	$1,852,560
30,700	SPDR S&P 500 ETF Trust		5,863,232	6,190,962
Total Exchange Traded Funds			8,042,682	8,043,522
Investment Company — 50.67%
12,797,366	State Street Institutional U.S. Government Money Market Fund, Institutional Class		12,797,366	12,797,366
Principal
U.S. Bonds — 15.10%
Government Obligations 15.10%
$2,000,000	U.S. Treasury Bond 3.375% due 05/15/44		1,996,413	2,122,032
1,530,930	U.S. Treasury Inflation Indexed Bond 1.375% due 02/15/44		1,617,835	1,691,677
Total U.S. Bonds			3,614,248	3,813,709
Contracts		Strike Price	Expiration Date
Call Options Purchased — 0.24%
600	CBOE SPX Volatility Index (Cost: $71,633)	$21.00	December 2014	60,000
Total Investment Portfolio Excluding Options Written — 97.86% (Cost: $24,525,929)				24,714,597
Covered Call Options Written — (0.22)%
300	CBOE SPX Volatility Index (Premium Received $66,904)	16.00	December 2014	(57,000)
Total Investments — 97.64% (Cost: $24,459,025)				24,657,597
Other Assets in Excess of Liabilities — 2.36%				596,803
Net Assets — 100.00%				$25,254,400

(a)  Non-income producing security/commodity.

At October 31, 2014, aggregate cost for federal income tax purposes was $24,459,025. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$537,095
Gross unrealized depreciation	(338,523)
Net unrealized appreciation	$198,572

Abbreviations used in this schedule include:

CBOE  — Chicago Board Options Exchange

ETF  — Exchange Traded Fund

SPDR  — Standard & Poor's Depository Receipts

See Notes to Financial Statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

First Eagle Absolute Return Fund | Schedule of Investments | Year Ended October 31, 2014

Centrally Cleared Credit Default Swaps:

Clearing Broker	Exchange	Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread	Termination Date	Notional Amount	Upfront fees paid/ (received)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Protection:
Markit CDX North American Morgan High Yield Stanley & Series 23 Co., LLC	ICE	5 Year Index	(5.00)%	3.43%	12/20/19	$3,000,000	$(185,326)	$(227,768)	$(42,442)
Sell Protection:
Markit CDX North American Investment Morgan Grade Stanley & Series 23 Co., LLC	ICE	5 Year Index	1.00%	0.64%	12/20/19	$16,000,000	$260,731	$300,956	$40,225

Over-the-Counter Credit Default Swaps:

Counterparty	Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread	Termination Date	Notional Amount	Upfront fees paid/ (received)	Market Value	Unrealized Depreciation	Credit Rating of Referenced Obligation
Buy Protection:
Bank of United Mexican America	States 5.95% due 03/19/19	(1.00)%	0.64%	06/20/19	$4,000,000	$(43,632)	$(58,550)	$(14,918)	BBB+

Over-the-Counter Total Return Swaps:

	Rate Type
Counterparty	Referenced Index	Payment made by Fund		Payment received by Fund	Termination Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC Barclays US Intermediate	1Mo.LIBOR + Aggregate Ex-Credit Index	18	BPS	Index Return	11/01/14	$9,000,000	$77,864
Goldman Sachs Barclays US Inflation Linked International Bonds 1 to 10 Year Total	1Mo.LIBOR + Return Index	10	BPS	Index Return	12/01/14	4,000,000	—
						$13,000,000	$77,864

Abbreviations used in this schedule include:

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

See Notes to Financial Statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

First Eagle Absolute Return Fund | Schedule of Investments | Year Ended October 31, 2014

Industry Diversification For Portfolio Holdings	Percent of Net Assets
Exchange Traded Funds	31.85%
Investment Company	50.67
U.S. Bonds Government Issues	15.10
Total U.S. Bonds	15.10
Call Options Purchased	0.24
Covered Call Options Written	(0.22)
Total Investments	97.64%

See Notes to Financial Statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

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Statement of Assets and Liabilities  Year Ended October 31, 2014

First Eagle Absolute Return Fund
Assets
Investments, at Cost (Note 1)
Investments	$24,525,929
Total Investments, at Cost	24,525,929
Investments, at Value (Note 1)
Investments	24,714,597
Total Investments, at Value	24,714,597
Restricted cash*	109,950
Due from broker	280,597
Receivable from Investment Adviser	48,667
Accrued interest and dividends receivable	35,644
Variation margin on open swap agreements (Note 1)	1,967
Receivable for swap agreements closed (Note 1)	19,605
Unrealized appreciation on open swap agreements (Note 1)	77,864
Other assets	241,069
Total Assets	25,529,960
Liabilities
Option contracts written, at value (premiums received $66,904) (Note 1)	57,000
Distribution fees payable (Note 3)	85
Services fees payable (Note 3)	21
Premium received on open swap agreements (Note 1)	43,632
Unrealized depreciation on open swap agreements (Note 1)	14,918
Administrative fees payable (Note 2)	1,064
Due to custodian	841
Trustee fees payable	523
Accrued expenses and other liabilities	157,476
Total Liabilities	275,560
Net Assets	$25,254,400
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$2,500
Capital surplus	24,990,869
Net unrealized appreciation on:
Investments	188,668
Swap agreements	60,729
Written options	9,904
Undistributed net realized gains on investments	1,730
Accumulated net investment income	—
Net Assets	$25,254,400

* The amount of $109,950 represents restricted cash used as collateral for call options.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Statement of Assets and Liabilities (continued)

	First Eagle Absolute Return Fund
Class A
Net assets	$100,902
Shares outstanding	10,000
Net asset value per share and redemption proceeds per share(1)	$10.09
Offering price per share (NAV per share plus maximum sales charge)	$10.62	(2)
Class C
Net assets	$100,551
Shares outstanding	10,000
Net asset value per share	$10.06
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$9.96
Class I
Net assets	$25,052,947
Shares outstanding	2,480,000
Net asset value per share and redemption proceeds per share	$10.10

(1)  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(2)  The maximum sales charge is 5.00% for Class A shares. Classes C and I have no front-end sales charges.

(3)  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Statement of Operations  Period May 14, 2014^ to October 31, 2014

First Eagle Absolute Return Fund
Investment Income
Interest	$48,010
Dividends	57,590
Total Income	105,600
Expenses
Investment advisory fees (Note 2)	99,649
Administrative fees (Note 2)	5,862
Distribution fees (Note 3)
Class A	117
Class C	351
Service fees - Class C (Note 3)	117
Shareholder servicing agent fees	170
Custodian and accounting fees	31,280
Professional fees	124,200
Shareholder reporting fees	17,340
Trustees' fees	62,630
Registration and filing fees	4,012
Other Expenses	105,014
Total Expenses	450,742
Expense Waiver	(321,186)
Net expenses	129,556
Net Investment Loss (Note 1)	(23,956)
Realized and Unrealized Gains (Losses) on Investments, Swap Agreements and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions	(86,652)
Swap agreements	63,193
Written options	42,514
19,055
Changes in unrealized appreciation (depreciation) of:
Investment transactions	188,668
Swap agreements	60,729
Written options	9,904
259,301
Net realized and unrealized gains on investments, swap agreements and written options	278,356
Net Increase in Net Assets Resulting from Operations	$254,400

^ Commencement of investment operations

See Notes to Financial Statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Statement of Changes in Net Assets

First Eagle Absolute Return Fund
Period May 14, 2014^ to October 31, 2014
Operations
Net investment loss	$(23,956)
Net realized gain from investments, swap agreements and written options	19,055
Change in unrealized appreciation of investments, swap agreements and written options	259,301
Net increase in net assets resulting from operations	254,400
Fund Share Transactions (Note 6)
Net proceeds from shares sold	25,000,000
Increase in net assets from Fund share transactions	25,000,000
Net increase in net assets	25,254,400
Net Assets (Note 1)
Beginning of period	—
End of period	$25,254,400
Accumulated net investment income	$—

^ Commencement of investment operations

See Notes to Financial Statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

First Eagle Absolute Return Fund

Financial Highlights

	Period May 14, 2014^ to October 31, 2014
	Class A		Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	10.00		10.00		10.00
Income (loss) from investment operations:
Net investment loss ($)	-0.02		-0.06		-0.01
Net realized and unrealized gains (losses) on investments	0.11		0.12		0.11
Total income from investment operations	0.09		0.06		0.10
Net asset value, end of period ($)	10.09		10.06		10.10
Total Return(c)(%)	0.90	(a)	0.60	(a)	1.00	(a)
Ratios and supplemental data
Net assets, end of period (thousands) ($)	101		101		25,053
Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.35	(b)(d)	2.10	(b)(d)	1.10	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	3.53	(b)(d)	4.27	(b)(d)	3.28	(b)(d)
Ratio of net investment income to average net assets including fee waivers and recoupments (%)	-0.45	(b)(d)	-1.20	(b)(d)	-0.20	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	-2.63	(b)(d)	-3.37	(b)(d)	-2.38	(b)(d)
Portfolio turnover rate (%)	9.77	(a)	9.77	(a)	9.77	(a)

^  Commencement of investment operations

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2014.

See Notes to Financial Statements.

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Absolute Return Fund (the "Fund"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund is one of the portfolios in the First Eagle Funds (the "Trust" or "Funds"). The Trust consists of eight separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America and First Eagle Absolute Return Fund. The Trust is a Delaware statutory trust. Information about the other First Eagle Funds are described in a Prospectus and Annual Report separate from that for the Absolute Return Fund discussed here. The Fund seeks long-term absolute returns and is a non-diversified mutual fund. An "absolute" return refers to a return on investment that is evaluated on its own merits and not by reference to a benchmark or other similar "relative" return. The Fund commenced operations on May 14, 2014.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads,

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Notes to Financial Statements

estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Effective December 15, 2014, short-term investments maturing in sixty days or less will be valued at market price. Prior to December 15, 2014, short-term investments maturing in sixty days or less were valued at cost plus interest earned (or discount amortized, as the case may be), which was deemed to approximate value.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Swaps and other derivatives are valued daily, primarily using independent pricing services, and their independent pricing models using market inputs.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Board Valuation Committee or Valuation Committee (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund's valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Fund's inputs used to value the Fund's investments as of October 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Exchange-Traded Funds	$8,043,522	$—	$—	$8,043,522
Investment Company	12,797,366	—	—	12,797,366
U.S. Bonds	—	3,813,709	—	3,813,709
Call Options Purchased	60,000	—	—	60,000
Centrally Cleared Credit Default Swaps	—	40,225	—	40,225
Over-the-Counter Total Return Swaps	—	77,864	—	77,864
Total	$20,900,888	$3,931,798	$—	$24,832,686
Liabilities:
Covered Call Options Written	$57,000	$—	$—	$57,000
Centrally Cleared Credit Default Swaps	—	42,442	—	42,442
Over-the-Counter Credit Default Swaps	—	14,918	—	14,918
Over-the-Counter Total Return Swaps	—	—	—	—
Total	$57,000	$57,360	$—	$114,360

† See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to the Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Exchange Traded Funds — The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF's holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and "track" a designated index, an overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

e)  Options — For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, or use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may be required to segregate assets to cover its obligation under option contracts through posting collateral to the Fund's custodian according to the tri-party agreement.

For the period May 14, 2014 (commencement of operations) through October 31, 2014, the Fund held purchased options and written options for hedging purposes.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

For the period ended October 31, 2014, the Fund had the following options transactions:

Written Options	Number of Contracts	Premium Received
Options outstanding at May 14, 2014*	0	$0
Options written	1,700	238,203
Options assigned	0	0
Options expired/closed	(1,400)	(171,299)
Options outstanding at October 31, 2014	300	$66,904
Purchased Options	Number of Contracts	Cost
Options outstanding at May 14, 2014*	0	$0
Options purchased	3,400	242,200
Options closed	(2,800)	(170,567)
Options outstanding at October 31, 2014	600	$71,633

* Commencement of investment operations.

As of October 31, 2014, cash amount of $109,950 was segregated for options collateral.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At October 31, 2014, the Fund had the following options grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain (Loss)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$0	$57,000	$42,514	$9,904
Equity — Purchased options	60,000	0	(69,655)	(11,633)

(1)  Statement of Assets and Liabilities location: Investments, at value.

(2)  Statement of Assets and Liabilities location: Option contracts written, at value.

(3)  Statement of Operations location: Net realized gains (losses) from: Written options & Investment transactions.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: Written options & Investment transactions.

f)  Swaps — The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, or in order to take a "long" or "short" position with respect to an underlying referenced asset described below under "Total Return Swaps". A swap is an agreement that obligates two parties to exchange a

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk may be mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund's custodian according to the tri-party agreement to cover the Fund's exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the FCM and the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

For OTC swaps, collateral may be posted initially by one party to the swap to the custodian according to the tri-party agreement, and additional collateral may be transferred periodically as the fair value of the swap becomes more favorable to one party and less favorable to the counterparty. The fair value of OTC derivative instruments, collateral received or pledged and net exposure by counterparty as of period end, is disclosed in a subsequent table.

Credit Default Swap

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection ("Buy Contract") or provide credit protection ("Sale Contract") on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the "Maximum Payout Amount") and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

For the period from May 14, 2014 (commencement of investment operations) through October 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation's credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced obligation.

At October 31, 2014, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $16,000,000, with net unrealized appreciation of $40,225, and terms of less than 5 years, as reflected in the schedule of investments.

Total Return Swaps

The Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involved commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

Interest Rate Swap Contracts

The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. The Fund may be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts may be purchased or sold with upfront premium payments which will be recorded as realized gains or losses at the closing of the contract. Payments related to these swap contracts will accrue based

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

on the terms of the particular contract. The Fund's maximum risk of loss from counterparty risk is the fair value of the contract, which may be, in some cases, mitigated by entering into a master netting arrangement with the counterparty.

At October 31, 2014, the Fund had the following swaps grouped into appropriate risk categories illustrated below:

					Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)		Liability Derivative Fair Value(2)		Realized Gain (Loss)(3)	Change In Appreciation (Depreciation)(4)
OTC Credit Default Swap agreement-Credit Risk	$0		$14,918		$(8,948)	$(14,918)
Centrally Cleared Credit Default Swap agreements-Credit Risk	40,225	(a)	42,442	(a)	54,838	(2,217)
OTC Total Return Swap agreements-Credit Risk	77,864		0		17,303	77,864

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on open swap agreements.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on open swap agreements.

(3)  Statement of Operations location: Net realized gains (losses) from: Swap agreements.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: Swap agreements.

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2014:

Counterparty	Gross Amounts of Assets	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Barclays Bank PLC	$77,864	$—	$—	$77,864
Morgan Stanley and Co. LLC	1,967	—	—	1,967
Goldman Sachs International	—	—	—	—
Counterparty	Gross Amounts of Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Bank of America	$14,918	$—	$—	$14,918

g)  Treasury Inflation-Protected Securities — The Fund invests in Treasury Inflation-Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund's financial statements.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$—
Undistributed net realized gains	—
Net unrealized appreciation	261,031
Capital loss carryforward
Short-term	—
Long-term	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of investments in options.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to increase undistributed net investment income in the amount of $23,956, decrease undistributed net realized gains on investments in the amount of $17,325 and decrease capital surplus in the amount of $6,631.

The primary permanent differences causing such reclassification include the tax treatment of non-deductible expenses and netting of capital losses.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

j)  Distributions to shareholders — Distributions to shareholders, if any, during the period May 14, 2014 (commencement of operations) through October 31, 2014, are determined in accordance with income tax regulations, are recorded on ex-dividend date.

k)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

l)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") a management fee at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser had contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class A, Class C and Class I shares do not exceed 1.35%, 2.10% and 1.10%, respectively, through the date that is one calendar year after the shares of the Fund were made available for purchase by the general public.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of October 31, 2014, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

Expiration	Amount
October 31, 2017	$321,186

The Fund pays the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets. For the period ended October 31, 2014, the Fund has a payable to the Adviser of $1,064.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

The Fund has also entered into an Administration Agreement with State Street Bank and Trust ("SSB"), pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

CITCO Fund Services, Inc. provides certain middle office services for the Fund.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $523. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

As of October 31, 2014, the Adviser owns 100% of the Fund's Class A, Class C and Class I shares.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of the Fund's average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of the Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of the Fund to the extent they exceed payments received under the Plan. For the period ended October 31, 2014, the distribution fees incurred by the Fund was $468.

The Distributor received an annual service fee with respect to Class C at the annual rate of 0.25% of the Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the period ended October 31, 2014, the service fees incurred by the Fund was $117.

Note 4 — Purchases and Sales of Securities

For the period May 14, 2014 (commencement of operations) through October 31, 2014, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $8,042,683 and $0, respectively.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

For the period from May 14, 2014 (commencement of investment operations) through October 31, 2014, the cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term securities, totaled $4,700,772 and $1,079,851, respectively.

Note 5 — Line of Credit

At a meeting on September 10, 2014, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the period ended October 31, 2014, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

At October 31, 2014, the Fund has an unlimited number of shares authorized for issuance. The Fund has the ability to issue multiple classes of shares.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	Period Ended October 31, 2014*
	Class A	Class C	Class I
Shares sold	10,000	10,000	2,480,000
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	—	—	—
Net increase (decrease)	10,000	10,000	2,480,000

* Represents the period May 14, 2014 to October 31, 2014.

Transactions in dollars of capital stock were as follows:

	Period Ended October 31, 2014*
	Class A	Class C	Class I
Shares sold	$100,000	$100,000	$24,800,000
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	—	—	—
Net increase (decrease)	$100,000	$100,000	$24,800,000

* Represents the period May 14, 2014 to October 31, 2014.

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Notes to Financial Statements

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for the Fund reserves the right of the Fund to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of October 31, 2014.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of
First Eagle Absolute Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Absolute Return Fund (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period May 14, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2014

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 14, 2014 and held for the period ended October 31, 2014.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Absolute Return Fund
Class A(4)	0.90%	$1,000.00	$1,009.00	1.35%	$6.35
Class C(4)	0.60	1,000.00	1,006.00	2.10	9.87
Class I(4)	1.00	1,000.00	1,010.00	1.10	5.18

(1)  For the period May 14, 2014 to October 31, 2014.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 171/365 (to reflect the since inception period).

(4)  Expense and performance figures reflect certain fee waivers and/or expense limitations without which returns and expenses may have been lower or higher, respectively.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 14, 2014 and held for the period ended October 31, 2014.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Absolute Return Fund
Class A	5.00%	$1,000.00	$1,017.10	1.35%	$6.38
Class C	5.00	1,000.00	1,013.59	2.10	9.91
Class I	5.00	1,000.00	1,018.27	1.10	5.20

(1)  For the period May 14, 2014 to October 31, 2014.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 171/365 (to reflect the since inception period).

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Tax Information

Fiscal Year Ended October 31, 2014 (unaudited)

The Fund designated the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2014, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Income	Deduction	15%	28%
First Eagle Absolute Return Fund	—%	—%	$—	$—

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least | majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; prior to December 2010 Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/ Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director Leucadia National Corporation Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(4)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund; President and Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, The Frick Collection; Director, Varenne Capital Partners; prior to December 2011, Director Fregate-Legris Industries SA Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

Additional Information (unaudited)

Officers(6)—(continued)

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer until June 2014, and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; Director, First Eagle Amundi SICAV; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Philip Santopadre | Treasurer | September 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Meng Lam | Assistant Treasurer | March 2012 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007; Assistant Treasurer, First Eagle Variable Funds

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Absolute Return Fund.

First Eagle Funds : Absolute Return Fund | Annual Report | October 31, 2014

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First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the period May 14, 2014 (commencement of investment operations) to October 31, 2014, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $31,999.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the period May 14, 2014 (commencement of investment operations) to October 31 2014, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $18,300.

(c)          Tax Fees:

For the period May 14, 2014 (commencement of investment operations) to October 31 2014, there were no fees billed by PwC for Tax Services rendered to the registrant.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

For the period May 14, 2014 (commencement of investment operations) to October 31 2014, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the period May 14, 2014 (commencement of investment operations) to October 31 2014, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 for the period May 14, 2014 to October 31 2014 (commencement of investment operations).

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: January 7, 2015

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 7, 2015

*              Print the name and title of each signing officer under his or her signature.